UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2017

Air Methods Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7211 South Peoria

Englewood, CO 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 792-7400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act  ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 14, 2017 by Air Methods Corporation, a Delaware corporation (the “Company”), the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 14, 2017, with ASP AMC Intermediate Holdings, Inc., a Delaware corporation (“Parent”), and ASP AMC Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Offeror”).

Pursuant to the Merger Agreement, on March 23, 2017, Offeror commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of common stock, par value $0.06 per share, of the Company (“Shares”) for $43.00 per Share (the “Offer Price”), net to the seller in cash, net of applicable withholding taxes and without interest, upon the terms and subject to conditions set forth in the offer to purchase and the related letter of transmittal (collectively, the “Offer Documents”), each dated March 23, 2017 and as amended or supplemented.

The Offer expired at 5:00 p.m. New York City time on Thursday, April 20, 2017 (the “Expiration Time”), all conditions were satisfied and the Offer was not extended.  American Stock Transfer & Trust Company, LLC, in its capacity as the depositary for the Offer, has advised the Company and Offeror that, as of the Expiration Time, 25,932,313 Shares had been validly tendered and not properly withdrawn pursuant to the Offer, which represented approximately 71% of the outstanding Shares as of the Expiration Time.  Approximately 12% of the Shares tendered were represented by notices of guaranteed delivery.  The number of Shares tendered satisfied the Minimum Condition (as defined in the Merger Agreement and the Offer Documents).  Offeror accepted for payment all Shares validly tendered and not validly withdrawn pursuant to the Offer on or prior to the Expiration Time and, according to the Offer Documents, will promptly pay for such Shares in accordance with the terms of the Offer.

As a result of its acceptance of the Shares tendered in the Offer, Offeror acquired a sufficient number of Shares to complete the merger of Offeror with and into the Company (the “Merger”) without a vote of the stockholders of the Company pursuant to Section 251(h) of the Delaware General Corporation Law (the “DGCL”).  Accordingly, on April 21, 2017, following the consummation of the Offer, Parent and Offeror consummated the Merger pursuant to Section 251(h) of the DGCL, with the Company continuing as the surviving corporation in the Merger and becoming a wholly-owned subsidiary of Parent.  In the Merger, each Share (other than (i) Shares owned by Air Methods as treasury stock, or owned by Parent or the Offeror (including any Shares acquired by the Offeror in the Offer), in each case, both at the commencement of the Offer and immediately before the Effective Time, and (ii) Shares owned by any stockholders who have properly exercised their appraisal rights under Section 262 of the DGCL) that was issued and outstanding immediately prior to the consummation of the Merger was converted automatically into the right to receive the Offer Price, upon the consummation of the Merger (the “Effective Time”).

Pursuant to the Merger Agreement, each option (“Options”) granted and outstanding under the Second Amended and Restated Air Methods Corporation 2006 Equity Compensation Plan (the “2006 Plan”) and the Air Methods Corporation 2015 Equity Incentive Plan (the “2015 Plan”), each Share subject to lapsing rights of repurchase (“Restricted Shares”), each restricted stock unit (“RSUs”) issued under the 2006 Plan and the 2015 Plan, and each performance share unit  (“PSUs”) issued under the Air Methods Corporation Performance Pay Plan and the 2015 Plan (collectively, the “Company Equity Awards”) that was outstanding as of immediately prior to the Effective Time became fully vested (except that, in the case of a PSU, such awards vested assuming performance had been achieved at the greater of Target Level (as defined in the Merger Agreement) and actual performance measured through the Effective Time) as of immediately prior to, and contingent upon, the Effective Time and was canceled and converted into the right to receive the Offer Price (less the applicable exercise price in the case of Options) in cash (net of applicable withholding taxes and without interest) payable in respect of each Share subject to such Company Equity Award immediately before the Effective Time.

The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described in the Introductory Note above, on April 20, 2017, Offeror accepted for payment all Shares validly tendered and not properly withdrawn pursuant to the Offer on or prior to the Expiration Time and will promptly pay for such Shares in accordance with the terms of the Offer. On April 21, 2017, the Merger was completed pursuant to Section 251(h) of the DGCL, with no Company stockholder vote required to consummate the Merger.  At the Effective Time, the Company became a wholly-owned subsidiary of Parent.  As a result, a change of control of the Company occurred.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01. The foregoing description of the Merger is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

On April 21, 2017, in connection with the consummation of the Offer and the Merger, the Company (i) notified the NASDAQ Stock Market (“NASDAQ”) of the consummation of the Merger and (ii) requested that NASDAQ (x) halt trading of the Shares effective before the opening of trading on April 21, 2017, and permanently suspend trading at the close of trading on April 21, 2017, and (y) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Shares, which previously traded under the symbol “AIRM”, ceased to be traded on NASDAQ prior to the opening of trading on April 21, 2017. The Company intends to file with the SEC a Form 15 requesting that the Shares be deregistered and that the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be terminated.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.03 Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01 Change in Control of Registrant.

The information contained in the Introductory Note and Items 2.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the consummation of the Merger, as contemplated by the Merger Agreement, each of Aaron D. Todd, C. David Kikumoto, Joseph Whitters, Ralph J. Bernstein, Mark D. Carleton, Jeffrey A. Dorsey, and John J. Connolly, Ed.D., Morad Tahbaz, Claire Gulmi and Honorable Jessica Garfola Wright, MG (Ret.), resigned as members of the Board of Directors of the Company and as members of Committees of the Board of Directors effective as of the Effective Time.

Following the consummation of the Merger, the following persons were appointed as directors of the Company: Michael G. Fisch; Marc Saiontz; Ben Dickson; Bahaa Naamani; and Aaron D. Todd. Information regarding Messrs. Fisch, Saiontz, Dickson and Naamani has been previously disclosed in Schedule A of the Offer to Purchase as filed with the Tender Offer Statement on Schedule TO, originally filed by Parent and Offeror on March 23, 2017. Information regarding Mr. Todd has previously been disclosed in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the SEC on April 29, 2016.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the consummation of the Merger, pursuant to the Merger Agreement, the Company’s certificate of incorporation, as amended and restated, and its bylaws, as amended and restated, were each amended and restated in their entirety, effective as of the Effective Time.  Copies of the certificate of incorporation and bylaws of the Company are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference into this Item 5.03.

Item 8.01 Other Events.

On April 21, 2017, American Securities LLC and Air Methods issued a joint press release relating to the expiration of the Offer and the consummation of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 14, 2017 among Air Methods Corporation, ASP AMC Intermediate Holdings, Inc., and ASP AMC Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Air Methods Corporation’s Current Report on Form 8-K filed with the SEC on March 14, 2017)

3.1	Amended and Restated Certificate of Incorporation of Air Methods Corporation

3.2	Amended and Restated By-Laws of Air Methods Corporation

99.1	Joint Press Release issued by American Securities LLC and Air Methods, dated April 21, 2017

SIGNATURE

After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this Form 8-K is true, complete and correct.

AIR METHODS CORPORATION

	By:	/s/ Crystal L. Gordon
		Name:	Crystal L. Gordon
		Title:	Executive Vice President, General Counsel and
Corporate Secretary
Dated: April 25, 2017

EXHIBIT INDEX

Exhibit No.	Description
2.1

Agreement and Plan of Merger, dated as of March 14, 2017 among Air Methods Corporation, ASP AMC Intermediate Holdings, Inc., and ASP AMC Merger Sub, Inc. (incorporated by reference to Exhibit 2.1 to Air Methods Corporation’s Current Report on Form 8-K filed with the SEC on March 14, 2017)

3.1	Amended and Restated Certificate of Incorporation of Air Methods Corporation

3.2	Amended and Restated By-Laws of Air Methods Corporation

99.1	Joint Press Release issued by American Securities LLC and Air Methods, dated April 21, 2017